SCHEDULE 14A
                           (RULE 14A-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by the Registrant   / X /

Filed by a Party other than the Registrant /  /

Check the appropriate box:

 /  /  Preliminary Proxy Statement         /  /  Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

 /  /  Definitive Proxy Statement

 /X /  Definitive Additional Materials

 /  /  Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                         NORWICH FINANCIAL CORP.
          ==================================================
           (Name of Registrant as Specified in Its Charter)


   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /  /   No fee required.

   /X / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transactions applies:
          Norwich Financial Corp. Common Stock, par value $0.01 per share ("NFC Common Stock")

     (2)  Aggregate number of securities to which transaction applies:
          5,488,991 shares of NFC Common Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $29.375

     (4)  Proposed maximum aggregate value of transaction:  $161,239,110.63

     (5)  Total fee paid: $32,247.82

   /X /   Fee paid previously with preliminary materials:  $32,247.82

   /  /   Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule and Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed: